                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned V.F. Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("VF"), and the undersigned directors and officers of VF hereby constitute and appoint M.J. McDonald and C.S. Cummings, and each of them, severally, his or her true and lawful attorneys and agents at any time and from time to time to do any and all acts and things and execute in his or her name (whether on behalf of VF, or by attesting the seal of VF or otherwise), any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable and may be required to enable VF and the 1996 Stock Compensation Plan (the "Plan") to comply with the Securities Act of 1933 and any rules, regulations or requirements of the Securities and Exchange Commission ("Commission") in respect thereof, in connection with the Plan and shares of Common Stock of VF offered pursuant to or in connection with the Plan, including specifically, but without limiting the generality of the foregoing, power of attorney to sign the name of VF and affix the corporate seal and to sign the names of the undersigned directors and officers to all registration statements, and all amendments and supplements thereto, on Form S-8 or S-8/S-3 or on any other appropriate Form, hereafter filed with the Commission and all instruments or documents filed as a part thereof or in connection therewith, and each of the undersigned hereby ratifies and confirms all that said attorneys, agents, or any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents as of the 30 day of April, 2001.

ATTEST:                                V.F. CORPORATION

/s/ Candace S. Cummings                By:     /s/ Mackey J. McDonald
---------------------------------              ----------------------------------
Candace S. Cummings                                Mackey J. McDonald
Vice President - Administration,                   Chairman, President and Chief
General Counsel and Secretary                      Executive Officer


Principal Executive Officer:           Principal Financial Officer:


/s/ Mackey J. McDonald                 /s/ Robert K. Shearer
---------------------------------      ------------------------------------------
Mackey J. McDonald                     Robert K. Shearer
Chairman, President and Chief          Vice President- Finance and
Executive Officer                      Chief Financial Officer
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
Principal Accounting Officer:


                                       /s/ Erskine B. Bowles
                                       ------------------------------------------
/s/ Robert A. Cordaro                  Erskine B. Bowles, Director
---------------------------------
Robert A. Cordaro
Vice President-Controller


                                       /s/ Edward E. Crutchfield
/s/ Juan Ernesto de Bedout,            ------------------------------------------
---------------------------------      Edward E. Crutchfield, Director
Juan Ernesto de Bedout, Director

                                       /s/ Ursula F. Fairbairn
                                       ------------------------------------------
/s/ Barbara S. Feigin                  Ursula F. Fairbairn, Director
---------------------------------
Barbara S. Feigin, Director

                                       /s/ George Fellows
                                       ------------------------------------------
/s/ Daniel R. Hesse                    George Fellows, Director
---------------------------------
Daniel R. Hesse, Director

                                       /s/ Robert J. Hurst
                                       ------------------------------------------
/s/ W. Alan McCollough                 Robert J. Hurst, Director
---------------------------------
W. Alan McCollough, Director

                                       /s/ Mackey J. McDonald
                                       ------------------------------------------
/s/ M. Rust Sharp                      Mackey J. McDonald, Director
---------------------------------
M. Rust Sharp, Director
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